FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 1998



                             MEDTOX SCIENTIFIC, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


1-11394                                                      95-3863205
(Commission File Number)                      (IRS Employer Identification No.)


402 West County Road D
St. Paul, Minnesota                                                    55112
(Address of principal executive offices)                             (Zip Code)


                                 (612) 636-7466
              (Registrant's telephone number, including area code)


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Item 4.  Other Events.

         On September 18, 1998, the Registrant declared a dividend distribution of one Preferred Share Purchase Right on each outstanding share of the Registrant's common stock, payable to stockholders of record on September 30, 1998. The Rights are distributed pursuant to a Rights Agreement, dated September 18, 1998, between the Registrant and American Stock Transfer & Trust Company (a copy of which is attached as Exhibit 4.1).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MEDTOX Scientific, Inc.




Date:  September 21, 1998                    By:  /s/Richard J. Braun
                                             -----------------------------------

                                             Name:  Richard J. Braun
                                             Title:    Chief Executive Officer